ROBERTSON STEPHENS MUTUAL FUNDS
The Diversified Growth Fund
Annual Report
December 31, 1996

DIVERSIFIED GROWTH

[GRAPHIC]

The Diversified Growth Fund ANNUAL REPORT

FUND PHILOSOPHY

The Diversified Growth Fund seeks to achieve long-term capital growth by investing primarily in small- and mid-cap stocks. Our flexible, bottom-up approach is based on our search for a growth catalyst and trend analysis. We look for well-managed companies with improving fundamentals that are positioned for growth. We also may engage in short sales of securities we expect to decline in price. Our formula for long-term success also includes a disciplined approach to risk: losses are eliminated quickly, and we are constantly looking for attractive new opportunities.


CONTENTS

Fund Highlights  1
Report to Shareholders  2
Fund Performance  8
Portfolio Summary  9
Schedule of Investments  10
Statement of Assets and Liabilities  16
Statement of Operations  17
Statement of Changes in Net Assets  18
Financial Highlights  19
Notes to Financial Statements  20
Report of Independent Accountants  27
Administration  28

FUND HIGHLIGHTS

PERFORMANCE
The Robertson Stephens Diversified Growth Fund was up 11.79% for the quarter ending 12/31/96. For the period since inception (8/1/96), we outpaced our benchmark index (S&P 500) and were pleased with our results. (See Fund Performance on page 8.)


SMALL-CAPS LAG AGAIN
Large-cap stocks have outpaced small-caps for the last six months. We continue to like small-cap valuations and earnings growth versus larger issues.


ENERGY AND TECHNOLOGY
Despite a volatile six months, we owe the bulk of our performance to our energy and technology sector commitments.


INDEX FUNDS
Since 1994, less than 25% of equity funds have been able to beat the S&P 500, and that fact has not gone unnoticed.


1997 --WHAT'S NEXT?
Coming off two great years for equities, we focus on the future. Our framework going forward rests on three key assumptions: corporate earnings will slow; interest rates will remain a critical factor for stocks; and baby boomers' desire to save for retirement will remain the primary driver of public inflows into equity funds.

[PHOTO]

FUND MANAGER
John L. Wallace
Portfolio Manager
The Robertson Stephens Diversified Growth Fund

DEAR SHAREHOLDER:


The Diversified Growth Fund was up 11.79% for the fourth quarter of 1996. Our emphasis on small- to mid-cap growth stocks led us to outperform our primary benchmark, the S&P 500 Index, which was up only 8.37%. Despite another tough quarter for small- and mid-cap stocks, we finished 1996 with a total return of 24.20% since the Fund's inception in August, outperforming the S&P 500, which was up 15.01% for the same period. We are very pleased and owe our results to a continued commitment to diversified investing and disciplined risk management.

SMALL-CAPS LAG AGAIN
Since the market correction from May to August, investor enthusiasm has been focused on blue-chip, large-cap stocks. The rush to celebrate a benign political environment (a Republican Congress and Democratic president), better-than-expected earnings, and a healthy economy with low inflation pushed the Dow Jones Industrial Average up more than 10% IN THE FOURTH QUARTER ALONE. The Dow gained more than

"WE THINK THAT THE RISKS OF INDEX INVESTING ARE RISING."

26% for the year, and small-caps (as measured by the Russell 2000 Index) lagged considerably, gaining only 16.49% for the year. (See chart below.)

RUSSELL 2000 VS. S&P 500
RELATIVE STRENGTH:

[GRAPH]

SOURCE: THE LEUTHOLD GROUP


INDEX FUNDS
Since 1994, less than 25% of equity funds have been able to beat the S&P 500, and that fact has not gone unnoticed. It is estimated that today 8% of all equity mutual fund assets are indexed. Large inflows into index funds are automatically invested in the heaviest-weighted large-cap stocks in the indexes. More money has continued to pour into these funds, creating a vicious circle that drives the index higher. Valuation of the index is not a consideration for an index fund manager as new monies are invested (Source: Merrill Lynch THEME & PROFILE INVESTING, December 1996).

We think that the risks of index investing are rising. We are pleased to have beaten the S&P 500 since our Fund's inception, and think that if 1997 turns out to be a down year, a managed mutual fund could be at an advantage over an "index" fund.

We believe that small-cap stocks still offer higher earnings potential at lower price-to-earnings ratios than large-caps. The median market cap of the Fund is currently about $540 million. Since our forecast expects S&P 500 earnings growth to be only 5-8%, 1997 may have a lot more negative earnings surprises for investors than 1996. (See chart below.)


PROJECTED EPS GROWTH AS OF 12/31/96
1996-1997


[GRAPH]

SOURCE: MERRILL LYNCH & CO. QUANTITATIVE ANALYSIS, I/B/E/S

ENERGY AND TECHNOLOGY

ENERGY AND TECHNOLOGY
We continue our search for companies in economic sectors that are experiencing increased capital spending for their products and services or where pricing power exists due to a distinct competitive advantage. This is the underlying thesis for our two biggest industry sector commitments in the Fund today -- technology, at 26.4% of assets, and energy and energy services (including oil and gas drilling), at 17.3%. Despite a volatile six months, we owe the bulk of our performance to these holdings.

Rising oil and gas prices were the surprise of 1996, even as Iraq was finally allowed to sell oil again. Oil service stocks have regained pricing power after many years, and earnings visibility is quite strong. In the energy industry, we expect to see oil and gas compa


[PHOTO]

INVESTMENT MANAGEMENT
G. Randy Hecht
President
Robertson Stephens
Investment Trust
Randy_hecht@rsco.com


INVESTMENT TEAM

RESEARCH
John Seabern

ADMINISTRATION
Tara Britton
nies increase spending by 15% (versus 1996 levels) on exploration and development projects for the following reasons:

- Low product inventories and stable-to-rising commodity prices

 -   Lower finding and development costs

-    High-return investment opportunities

-    Aggressive five-year production growth targets

Taken together, the 1996-1997 spending plans represent the strongest outlook for oil service demand in the past 15 years.

Rapid changes in communication and information access continue across the globe. Beneficiaries continue to be software, networking, and telecom companies. We continue to see an acceleration of spending in networking hardware, portable and desktop systems, and software development tools as companies upgrade and expand their network infrastructures and develop intranet applications. We believe this will continue in 1997.


1997 -- WHAT'S NEXT?
After two great years in which the S&P 500 has risen almost 65%, it's tough to get exceedingly bullish for 1997. From time to time we may reduce our equity exposure by purchasing puts on the S&P 500, but as of this writing, we feel that any market decline should be minimal (5-10%). Our working assumptions for 1997 are as follows:

- Corporate earnings will continue to slow to about 5-8%. We expect small-cap stocks to grow faster, but liquidity concerns may prevent them from regaining market leadership.

"WE WANT TO REMIND INVESTORS THAT SUCCESSFUL EQUITY INVESTING IS NOT A SHORT-TERM PROPOSITION. WE LOOK FORWARD TO A LONG-TERM RELATIONSHIP WITH THE FUND'S SHAREHOLDERS."

- Interest rates will remain a critical factor for equities. The secular downtrend in rates since 1981 is intact. (See chart below.) Cyclical interruptions could drive rates above our forecasted 6-7.25% trading range.

LONG-TERM U.S. GOVERNMENT YIELDS
(1957 TO DATE)

[GRAPH]

SOURCE: INVESTMENT COMPANY INSTITUTE

- Cash inflows from individuals, especially baby boomers saving for retirement, will continue to be the primary source of funds for the equity market. Any dramatic reductions in these fund flows will be negative for equities. (See chart below.)

MUTUAL FUND INFLOWS
($ BILLIONS)

[GRAPH]


SOURCE: INVESTMENT COMPANY INSTITUTE

SOME OTHER WILD CARDS THAT MIGHT AFFECT STOCK PRICES IN 1997:

 -   Further declines in the Japanese equity market

 -   Capital gains cut

 -   Political surprises or gridlock

 -   Continued strength in the dollar and/or oil prices

 -   Stronger-than-expected economy and inflation

IN CONCLUSION

The Diversified Growth Fund's philosophy of searching for growth with a disciplined approach to risk paid off in 1996. We want to remind investors that successful equity investing is not a short-term proposition. We look forward to a long-term relationship with the Fund's shareholders.

On behalf of the entire Diversified Growth team, I want to thank you for your trust and support.

Wishing everyone a healthy and prosperous 1997,

Sincerely,


/s/ John L. Wallace

JOHN L. WALLACE
Portfolio Manager
January 27, 1997

TO HEAR MY ONGOING THOUGHTS ON THE FUND, CALL OUR
24-HOUR HOTLINE AT 1-800-766-3863.

FUND PERFORMANCE

Results of a hypothetical $10,000 investment in The Robertson Stephens Diversified Growth Fund and the S&P 500 Index(1) IF INVESTED ON AUGUST 1, 1996(2)

[GRAPH]


CUMULATIVE TOTAL RETURNS
                                                                                    DIVERSIFIED                       S&P
FOR THE PERIOD ENDED 12/31/96                                                       GROWTH FUND                 500 INDEX(1)
----------------------------------------------------------------------------------------------------------------------------

Since inception (8/1/96)(2)                                                              24.20%                     15.01%
----------------------------------------------------------------------------------------------------------------------------


(1) The Standard & Poor's Composite Index of 500 Stocks ("S&P 500 Index") is a widely recognized, unmanaged index of market activity based on the aggregate performance of a selected portfolio of publicly traded stocks. It is widely recognized as representative of the stock market in general. Investment results assume the reinvestment of dividends paid on the stocks constituting the index. You cannot invest in an index.

(2) Date that the Fund's shares were first offered to the public.

Investors should realize that all performance data presented is based upon past performance during limited periods of time, and past performance is no guarantee of future performance. Investors should also realize that both investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The correlation of performance between an unmanaged index and this Fund is not usually exact.

International investing can involve greater currency fluctuations and less political and economic stability. Investing in smaller companies can involve more volatility, less liquidity, and less publicly available information. Short selling is the sale of a borrowed security, and the price of the security can increase between the date the security is sold and the date when the fund must replace it. Options and futures may not be perfectly correlated to the underlying index or security. High-yielding, lower-quality debt securities may be considered to be of lower standing and more speculative.

PORTFOLIO SUMMARY
AS OF DECEMBER 31, 1996

[CHART]

Other/Other Liabilities Net 3.3%
Cash/Cash Equivalents 3.2%
Specialty Wholesale 1.4%
Convertible Preferred 0.9%
Environmental Services 1.2%
Shorts 1.0%
Warrants 1.3%
Government Bonds 1.9%
Transportation 2.1%
Entertainment 4.6%
Commercial/
Business Service 4.8%
Financial 6.1%
Consumer/Retail 6.5%
Health/Medical/Biotechnology 8.1%
Technology 26.4%
Manufacturing 9.9%
Energy/Energy Services 8.9%
Oil/Gas Drilling 8.4%

TOP TEN HOLDINGS

1.
HERMAN MILLER, INC.
Manufactures office furniture and accessories.

2.
CREATIVE TECHNOLOGY, LTD.
Makes sound card and multimedia upgrade kits for personal computers.

3.
AMERICAN POWER
CONVERSION CORPORATION
Makes uninterruptible power supply (UPS), surge suppressor, and other products that buffer computers and other electronic devices from electrical power failures and surges.

4.
KIMBALL INTERNATIONAL, INC., CLASS B
Makes furniture and cabinets, electronic contract assemblies, and processed wood products.

5.
VENTRITEX, INC.
Makes implantable devices that treat abnormally rapid heartbeat.

6.
NUEVO ENERGY COMPANY
Engages in oil and natural gas exploration and production.

7.
APPLIED POWER, INC., CLASS A
Provides a wide range of tools, equipment, and complete systems used by such industries as manufacturing, construction, transportation, and natural resources.

8.
ENSCO INTERNATIONAL, INC.
International offshore drilling contractor that also provides related oilfield services.

9.
NOBLE DRILLING CORPORATION
Owns and operates the world's largest fleet of offshore mobile oil and gas drilling rigs, as well as 46 land rigs. Also holds labor contracts for 16 third-party-owned rigs.

10.
FIRST HAWAIIAN, INC.
A savings and loan holding company that operates 59 banking offices throughout Hawaii.

SCHEDULE OF INVESTMENTS


DECEMBER 31, 1996                              FOREIGN CURRENCY (2)                                SHARES               VALUE
-----------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS
-----------------------------------------------------------------------------------------------------------------------------
BANKS - 2.4%
First Hawaiian, Inc.(1)                                                                            25,000         $   875,000
Washington Mutual, Inc.(1)                                                                         12,500             541,406
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    1,416,406
-----------------------------------------------------------------------------------------------------------------------------
BIOTECHNOLOGY - 2.8%
Autoimmune, Inc.                                                                                   35,000             538,125
CardioThoracic Systems, Inc.                                                                       25,000             462,500
Intercardia, Inc.                                                                                  30,000             645,000
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    1,645,625
-----------------------------------------------------------------------------------------------------------------------------
BUSINESS SERVICES - 1.6%
International Imaging Materials, Inc.                                                              20,000             455,000
Wallace Computer Services, Inc.(1)                                                                 15,000             517,500
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                      972,500
-----------------------------------------------------------------------------------------------------------------------------
CLOTHING/RETAIL - 3.8%
SkyMall, Inc.                                                                                      75,000             665,625
Sport-Haley, Inc.                                                                                  60,000             753,750
Vans, Inc.                                                                                         70,000             875,000
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    2,294,375
-----------------------------------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES - 3.2%
ADT Ltd.                                                                                           20,000             457,500
General Binding Corporation(1)                                                                     20,000             595,000
ICTS International NV                                                                              42,000             425,250
Mail Boxes Etc.                                                                                    18,000             405,000
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    1,882,750
-----------------------------------------------------------------------------------------------------------------------------
COMPUTER HARDWARE/COMPONENTS - 6.1%
Creative Technology, Ltd.                                                                         125,000           1,468,750
Read-Rite Corporation                                                                              32,000             808,000
Sequent Computer Systems, Inc.                                                                     30,000             532,500
Southern Electronics Corporation                                                                   65,000             812,500
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    3,621,750
-----------------------------------------------------------------------------------------------------------------------------
COMPUTER SOFTWARE - 3.9%
Adobe Systems, Inc.(1)                                                                             14,000             523,250
BMC Software, Inc.                                                                                 10,000             413,750
Ciber, Inc.                                                                                         7,000             210,000
Dynamic Healthcare Technologies, Inc.                                                             103,800             493,050
Microsoft Corporation                                                                               4,000             330,500
Platinum Software Corporation                                                                      30,000             356,250
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    2,326,800
-----------------------------------------------------------------------------------------------------------------------------


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


10



DECEMBER 31, 1996                                  FOREIGN CURRENCY(2)                             SHARES               VALUE
-----------------------------------------------------------------------------------------------------------------------------

COMPUTER SOFTWARE/SERVICES - 3.8%
Computer Data Systems, Inc.(1)                                                                     20,000         $   605,000
Compuware Corporation                                                                              12,000             601,500
Data Dimensions, Inc.                                                                              17,500             621,250
InfoNow Corporation, Restricted(3),(4)                                                            285,715             455,358
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    2,283,108
-----------------------------------------------------------------------------------------------------------------------------
DATA COMMUNICATIONS - 3.8%
Aware, Inc.                                                                                        70,000             708,750
Cabletron Systems, Inc.                                                                            17,000             565,250
Digi International, Inc.                                                                           27,000             256,500
FORE Systems, Inc.                                                                                 22,500             739,688
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    2,270,188
-----------------------------------------------------------------------------------------------------------------------------
ELECTRONICS - 1.8%
American Power Conversion Corporation                                                              40,000           1,090,000
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    1,090,000
-----------------------------------------------------------------------------------------------------------------------------
ENERGY - 3.3%
Gulf Canada Resources, Ltd.                                                                        75,000             553,125
Nuevo Energy Company                                                                               17,200             894,400
Questar Corporation(1)                                                                             14,000             514,500
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    1,962,025
-----------------------------------------------------------------------------------------------------------------------------
ENERGY SERVICES - 5.6%
BJ Services Company                                                                                15,000             765,000
Camco International, Inc.(1)                                                                       14,000             645,750
National-Oilwell, Inc.                                                                                500              15,375
Pride Petroleum Services, Inc.                                                                     22,500             523,125
Tejas Gas Corporation                                                                              10,000             476,250
Veritas DGC, Inc.                                                                                  15,000             277,500
Western Gas Resources, Inc.(1)                                                                     33,000             635,250
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    3,338,250
-----------------------------------------------------------------------------------------------------------------------------
ENTERTAINMENT - 4.6%
Ascent Entertainment Group, Inc.                                                                   30,000             483,750
Hollywood Entertainment Corporation                                                                20,000             370,000
Signature Resorts, Inc.                                                                            15,000             528,750
Sodak Gaming, Inc.                                                                                 47,500             730,312
Vacation Break USA, Inc.                                                                           30,000             607,500
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    2,720,312
-----------------------------------------------------------------------------------------------------------------------------
ENVIRONMENTAL SERVICES - 1.2%
Philip Environmental, Inc.                                                                         50,000             725,000
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                      725,000
-----------------------------------------------------------------------------------------------------------------------------


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


                                                                              11

SCHEDULE OF INVESTMENTS (CONTINUED)


DECEMBER 31, 1996                                       FOREIGN CURRENCY(2)                        SHARES               VALUE
-----------------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES - 2.5%
Conseco, Inc.(1)                                                                                    6,500          $  414,375
Federal National Mortgage Association(1)                                                           15,000             558,750
H.F. Ahmanson & Company(1)                                                                         15,000             487,500
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    1,460,625
-----------------------------------------------------------------------------------------------------------------------------
HEALTH CARE/HMO - 0.8%
Diagnostic Health Services, Inc.                                                                   62,500             500,000
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                      500,000
-----------------------------------------------------------------------------------------------------------------------------
INSURANCE - 1.2%
Compdent Corporation                                                                               20,000             705,000
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                      705,000
-----------------------------------------------------------------------------------------------------------------------------
IRON/STEEL - 0.8%
WHX Corporation                                                                                    55,000             488,125
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                      488,125
-----------------------------------------------------------------------------------------------------------------------------
MANUFACTURING - 9.9%
Applied Power Inc., Class A(1)                                                                     22,500             891,563
Coachmen Industries, Inc.(1)                                                                       20,000             567,500
Farr Company                                                                                       32,000             532,000
Furniture Brands International, Inc.                                                               60,000             840,000
Graham Corporation                                                                                 35,000             328,125
Herman Miller, Inc.(1)                                                                             30,000           1,698,750
Kimball International, Inc., Class B(1)                                                            25,000           1,034,375
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    5,892,313
-----------------------------------------------------------------------------------------------------------------------------
MEDIA - 0.7%
Lin Television Corporation                                                                          9,000             380,250
Univision Communications, Inc., Class A                                                             1,000              37,000
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                      417,250
-----------------------------------------------------------------------------------------------------------------------------
MEDICAL INSTRUMENTS/DEVICES - 3.5%
Cytyc Corporation                                                                                  17,500             472,500
Imagyn Medical, Inc.                                                                               50,000             406,250
Novoste Corporation                                                                                20,000             265,000
Ventritex, Inc.                                                                                    37,500             923,437
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    2,067,187
-----------------------------------------------------------------------------------------------------------------------------
NETWORK SYSTEMS - 1.1%
Network Computing Devices, Inc.                                                                    65,000             658,125
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                      658,125
-----------------------------------------------------------------------------------------------------------------------------
OIL/GAS DRILLING - 8.4%
Diamond Offshore Drilling, Inc.                                                                     7,000             399,000
ENSCO International, Inc.                                                                          18,000             873,000
Ensign Resource Service Group, Inc.(1),(2)              CAD                                        25,000             461,002
-----------------------------------------------------------------------------------------------------------------------------


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


12


DECEMBER 31, 1996                                     FOREIGN CURRENCY(2)                          SHARES               VALUE
-----------------------------------------------------------------------------------------------------------------------------

OIL/GAS DRILLING - CONTINUED
Forasol-Foramer NV                                                                                 30,000          $  588,750
Noble Drilling Corporation                                                                         44,000             874,500
Patterson Energy, Inc.                                                                             20,000             515,000
Precision Drilling Corporation                                                                     15,000             521,250
Transocean Offshore, Inc.(1)                                                                       12,500             782,812
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    5,015,314
-----------------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS - 1.0%
Guilford Pharmaceuticals, Inc.                                                                     25,000             581,250
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                      581,250
-----------------------------------------------------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT - 0.2%
PRI Automation, Inc.                                                                                2,500             113,750
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                      113,750
-----------------------------------------------------------------------------------------------------------------------------
SEMICONDUCTORS - 2.7%
LSI Logic Corporation                                                                              20,000             535,000
National Semiconductor Corporation                                                                 20,000             487,500
Texas Instruments, Inc.(1)                                                                          9,500             605,625
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    1,628,125
-----------------------------------------------------------------------------------------------------------------------------
SPECIALTY RETAIL - 2.7%
Amrion, Inc.                                                                                       27,500             622,188
Arbor Drugs, Inc.(1)                                                                               30,000             521,250
Video Update, Inc., Class A                                                                       125,000             492,187
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    1,635,625
-----------------------------------------------------------------------------------------------------------------------------
SPECIALTY WHOLESALE - 1.4%
Fisher Scientific International(1)                                                                 17,500             824,688
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                      824,688
-----------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS - 0.4%
Premisys Communications, Inc.                                                                       7,500             253,125
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                      253,125
-----------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT - 1.2%
Boston Technology, Inc.                                                                            25,000             718,750
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                      718,750
-----------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS SERVICES - 1.4%
Loral Space & Communications                                                                       22,500             413,437
Metromedia International Group, Inc.                                                               40,000             395,000
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                      808,437
-----------------------------------------------------------------------------------------------------------------------------
TRANSPORTATION - 2.1%
Airborne Freight Corporation(1)                                                                    35,000             818,125
Fritz Companies, Inc.                                                                              35,000             446,250
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    1,264,375
-----------------------------------------------------------------------------------------------------------------------------


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


                                                                              13

SCHEDULE OF INVESTMENTS (CONTINUED)


DECEMBER 31, 1996                                           FOREIGN CURRENCY(2)                    SHARES               VALUE
-----------------------------------------------------------------------------------------------------------------------------

TOTAL COMMON STOCK - 89.9% (Cost $47,127,046)                                                                   $  53,581,153
-----------------------------------------------------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS
-----------------------------------------------------------------------------------------------------------------------------
ENERGY - 0.9%
Mesa, Inc., 8.00%, Expires 6/30/08, Series A(1)                                                    82,071             523,206
-----------------------------------------------------------------------------------------------------------------------------
Total Convertible Preferred Stocks - 0.9% (Cost $388,001)                                                             523,206


                                                                                                      PAR               VALUE
-----------------------------------------------------------------------------------------------------------------------------
GOVERNMENT BONDS
U.S. Treasury Note, 6.625%, Due 7/31/01(1)                                                     $  818,000             831,039

U.S. Treasury STRIP, Due 11/15/24(1)                                                            1,850,000             283,531
-----------------------------------------------------------------------------------------------------------------------------
Total Government Bonds - 1.9% (Cost $1,081,126)                                                                     1,114,570

                                                                                                 WARRANTS               VALUE
-----------------------------------------------------------------------------------------------------------------------------
WARRANTS
-----------------------------------------------------------------------------------------------------------------------------
Glendale Federal Savings Bank, Warrants, Strike $12.00, Expire 8/21/00(5)                          46,500             592,875
InfoNow Corporation, 1/2 Warrants, Strike $1.40, Expire 5/20/98(3),(4),(5)                        285,715             168,583
-----------------------------------------------------------------------------------------------------------------------------
Total Warrants - 1.3% (Cost $637,031)                                                                                 761,458


-----------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS - 94.0% (Cost $49,233,204)                                                                       55,980,387
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
CASH AND CASH EQUIVALENTS
-----------------------------------------------------------------------------------------------------------------------------
Cash                                                                                                                   22,890
Repurchase Agreement
    State Street Bank and Trust Company, 5.00%, dated 12/31/96, due 1/02/97, maturity value $1,901,528 (collateralized by $1,489,000 par value
    U.S. Treasury Bond, 9.25%, due 2/15/16)                                                                         1,901,000
-----------------------------------------------------------------------------------------------------------------------------
Total Cash and Cash Equivalents   3.2%                                                                              1,923,890
-----------------------------------------------------------------------------------------------------------------------------


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


14


DECEMBER 31, 1996                                                                                                       VALUE
-----------------------------------------------------------------------------------------------------------------------------
DEPOSITS WITH BROKERS AND CUSTODIAN BANK FOR SECURITIES SOLD SHORT
-----------------------------------------------------------------------------------------------------------------------------

Repurchase Agreement
     State Street Bank and Trust Company, 5.00%, dated 12/31/96, due 1/02/97, maturity value $850,236 (collateralized by $666,000 par value
     U.S. Treasury Bond, 9.25%, due 2/15/16)                                                                      $   850,000
-----------------------------------------------------------------------------------------------------------------------------
TOTAL DEPOSITS WITH BROKERS AND CUSTODIAN BANK FOR SECURITIES SOLD SHORT - 1.4%                                       850,000


-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
RECEIVABLE FROM BROKERS FOR SECURITIES SOLD SHORT - 2.7%                                                            1,600,310
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
SECURITIES SOLD SHORT - (1.0)% (Proceeds: $589,960)                                                                 (595,812)
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
OTHER LIABILITIES, NET   (0.3)%                                                                                     (171,117)
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS   100.0%                                                                                       $  59,587,658
-----------------------------------------------------------------------------------------------------------------------------


(1) Income-producing security.

(2) Foreign-denominated security; CAD - Canadian Dollar.

(3) Fair-value security. See 1.a. in Notes to Financial Statements.

(4) Restricted security. See 4.d. in Notes to Financial Statements

(5) See 4.e. in Notes to Financial Statements.


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


SCHEDULE OF SECURITIES SOLD SHORT




DECEMBER 31, 1996                                                                                  SHARES               VALUE
-----------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS
-----------------------------------------------------------------------------------------------------------------------------

BIOTECHNOLOGY - 0.3%
Liposome Company, Inc.                                                                              8,000          $  153,000
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                      153,000
-----------------------------------------------------------------------------------------------------------------------------
BUSINESS SERVICES - 0.4%
Accustaff, Inc.                                                                                    12,500             264,062
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                      264,062
-----------------------------------------------------------------------------------------------------------------------------
RESTAURANTS - 0.3%
Quality Dining, Inc.                                                                               10,000             178,750
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                      178,750
-----------------------------------------------------------------------------------------------------------------------------
TOTAL SECURITIES SOLD SHORT - 1.0% (PROCEEDS: $589,960)                                                            $  595,812
-----------------------------------------------------------------------------------------------------------------------------



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES


DECEMBER 31, 1996
-----------------------------------------------------------------------------------------------------------------------------
ASSETS
-----------------------------------------------------------------------------------------------------------------------------

Investments, at value (Cost: $49,233,204)                                                                       $  55,980,387
Cash and cash equivalents                                                                                           1,923,890
Deposits with brokers and custodian bank for securities sold short                                                    850,000
Receivable from brokers for securities sold short                                                                   1,600,310
Receivable for investments sold                                                                                       116,103
Receivable for fund shares subscribed                                                                               1,494,207
Organization cost                                                                                                      46,897
Dividend/interest receivable                                                                                           45,830
-----------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                                                       62,057,624

-----------------------------------------------------------------------------------------------------------------------------
LIABILTIES
-----------------------------------------------------------------------------------------------------------------------------
Payable for investments purchased                                                                                   1,476,223
Securities sold short (Proceeds $589,960)                                                                             595,812
Payable to custodian bank                                                                                             125,385
Payable for fund shares redeemed                                                                                      111,242
Accrued expenses                                                                                                       92,542
Payable to adviser                                                                                                     57,302
Payable to distributor                                                                                                 11,460
-----------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                                                   2,469,966

-----------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS                                                                                                $  59,587,658
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
-----------------------------------------------------------------------------------------------------------------------------
Paid-in capital                                                                                                    53,025,975
Accumulated net realized loss from investments                                                                       (316,244)
Accumulated net realized loss from securities sold short                                                             (142,191)
Net unrealized appreciation on investments                                                                          6,847,495
Net unrealized appreciation on short sales                                                                            172,623
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS                                                                                                  $59,587,658
-----------------------------------------------------------------------------------------------------------------------------
PRICING OF SHARES:                                                                                                     $12.42
     Net Asset Value, offering and redemption price per share
     (Net assets of $59,587,658 applicable to 4,799,410 shares
     of beneficial interest outstanding with no par value)
-----------------------------------------------------------------------------------------------------------------------------



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS


FOR THE PERIOD FROM AUGUST 1, 1996 (COMMENCEMENT OF OPERATIONS), THROUGH DECEMBER 31, 1996
-----------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
-----------------------------------------------------------------------------------------------------------------------------

Interest                                                                                                         $    105,486
Dividends (net of foreign tax withheld of $161)                                                                        64,646
-----------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                                                               170,132


-----------------------------------------------------------------------------------------------------------------------------
EXPENSES
-----------------------------------------------------------------------------------------------------------------------------
Investment advisory fees                                                                                              135,953
Custodian and transfer agent fees                                                                                      46,271
Professional fees                                                                                                      34,928
Administrative services fee                                                                                            33,988
Distribution fees                                                                                                      33,988
Shareholder reports                                                                                                    20,655
Registration and filing fees                                                                                           13,180
Organization expense                                                                                                    9,853
Trustees' fees and expenses                                                                                             9,333
Insurance fees                                                                                                            153
-----------------------------------------------------------------------------------------------------------------------------
TOTAL EXPENSES                                                                                                        338,302
Less: Expense waiver by adviser                                                                                       (22,771)
-----------------------------------------------------------------------------------------------------------------------------
TOTAL EXPENSES, NET                                                                                                   315,531

-----------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT LOSS                                                                                                  (145,399)
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
REALIZED GAIN/(LOSS) AND UNREALIZED APPRECIATION/(DEPRECIATION) ON INVESTMENTS AND SECURITIES SOLD SHORT
-----------------------------------------------------------------------------------------------------------------------------
Net realized loss from investments                                                                                   (316,244)
Net realized loss from securities sold short                                                                         (142,191)
Net change in unrealized appreciation on investments                                                                6,847,495
Net change in unrealized appreciation on securities sold short                                                        172,623
-----------------------------------------------------------------------------------------------------------------------------
TOTAL NET REALIZED LOSS AND UNREALIZED APPRECIATION ON INVESTMENTS AND SECURITIES SOLD SHORT                        6,561,683

-----------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                             $  6,416,284
-----------------------------------------------------------------------------------------------------------------------------



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENT OF CHANGES IN NET ASSETS


                                                                                                                      FOR THE
                                                                                                                 PERIOD ENDED
                                                                                                                     12/31/96(1)
--------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
--------------------------------------------------------------------------------------------------------------------------------

Net investment loss                                                                                             $    (145,399)
Net realized loss from investments                                                                                   (316,244)
Net realized loss from securities sold short                                                                         (142,191)
Net change in unrealized appreciation on investments                                                                6,847,495
Net change in unrealized appreciation on securities sold short                                                        172,623
--------------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                                6,416,284


--------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
--------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                                                    -
Realized gain on investments                                                                                             -
--------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                                                                      -

--------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
--------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from capital share transactions                                               53,171,374
--------------------------------------------------------------------------------------------------------------------------------
TOTAL CAPITAL SHARE TRANSACTIONS                                                                                   53,171,374

--------------------------------------------------------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                                                                                       59,587,658
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS
--------------------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                                                         0
End of period                                                                                                   $  59,587,658
--------------------------------------------------------------------------------------------------------------------------------


(1) The Fund commenced operations on August 1, 1996.


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS


                                                                                                                      FOR THE
FOR A SHARE OUTSTANDING                                                                                          PERIOD ENDED
THROUGHOUT THE PERIOD:                                                                                               12/31/96(1)
--------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                                                            $       10.00
--------------------------------------------------------------------------------------------------------------------------------
Net investment loss                                                                                                     (0.05)
Net realized loss and net change in unrealized appreciation on investments and securities sold short                     2.47
--------------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                                     2.42

--------------------------------------------------------------------------------------------------------------------------------
Distributions from net investment income                                                                                   -
Distributions from realized gain on investments                                                                            -
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                                                  $       12.42
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                                                                            24.20%
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------------
Net Assets, end of period                                                                                       $  59,587,658
Ratio of Expenses to Average Net Assets                                                                                  2.28%(2)
Ratio of Net Investment Loss to Average Net Assets                                                                      (1.05)%(2)
Portfolio Turnover Rate                                                                                                    69%
Average Commission Rate Paid(3)                                                                                 $      0.0526
--------------------------------------------------------------------------------------------------------------------------------


(1)  The Fund commenced operations on August 1, 1996.

(2) If the Fund had paid all of its expenses and had received no reimbursement from the Adviser, the ratio of expenses to average net assets for the period ended December 31, 1996, would have been 2.44%, and the ratio of net investment loss to average net assets would have been (1.21%).

(3) A fund is required to disclose its average commission rate per share for security trades on which a commission is charged. This amount may vary from fund to fund and period to period depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ. This rate generally does not reflect markups, markdowns or spreads on shares traded on a principle basis, if any.

     Per-share data for each of the periods has been determined by using the average number of shares outstanding throughout each period. Distributions reflect actual per-share amounts distributed for the year.

     Ratios, except for total return and portfolio turnover rate, have been annualized.


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

THE DIVERSIFIED GROWTH FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS

The Robertson Stephens Diversified Growth Fund (the "Fund") is a series of the Robertson Stephens Investment Trust (the "Trust"), a Massachusetts business trust organized on May 11, 1987. The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company. The Fund became effective to offer shares to the public on August 1, 1996. The Trust offers eleven series of shares -- The Robertson Stephens Emerging Growth Fund, The Robertson Stephens Value + Growth Fund, The Contrarian Fund-TM-, The Robertson Stephens Developing Countries Fund, The Robertson Stephens Growth & Income Fund, The Robertson Stephens Partners Fund, The Information Age Fund-TM-, The Robertson Stephens Global Natural Resources Fund, The Robertson Stephens Global Low-Priced Stock Fund, The Robertson Stephens Diversified Growth Fund, and The Robertson Stephens MicroCap Growth Fund. The assets for each series are segregated and accounted for separately.

NOTE 1    SIGNIFICANT ACCOUNTING POLICIES:

The following policies are in conformity with generally accepted accounting principles.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a.  INVESTMENT VALUATIONS:

Marketable securities are valued at the last sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are stated at amortized cost, which approximates market value. At December 31, 1996, 98.9% of the Fund's long portfolio was valued in this manner.

As its normal course of business, the Fund has invested a significant portion of its assets in companies within a number of industries in the technology and energy sectors. Accordingly, the performance of the Fund may be subject to a greater risk of market fluctuation than that of a fund invested in a wider spectrum of market or industrial sectors.

Securities for which market quotations are not readily available are valued at their fair value as determined in accordance with the guidelines and procedures adopted by the Fund's Board of Trustees. The guidelines and procedures use fundamental valuation methods which include, but are not limited to, the analysis of: the effect of any restrictions on the sale of the security, product development and trends of the security's issuer, changes in the industry and other competing companies, significant changes in the issuer's financial position, and any other event which could have a significant impact on the value of the security. At December 31, 1996, approximately 1.1% of the Fund's long portfolio was valued using these guidelines and procedures.

b.  REPURCHASE AGREEMENTS:

Repurchase agreements are fully collateralized by U.S. government securities. All collateral is held by the Fund's custodian and is monitored daily to ensure that the collateral's market value equals at least 100% of the repurchase price under the agreement. However, in the event of default or bankruptcy, realization and/or retention of the collateral may be subject to legal proceedings. The Fund's policy is to limit repurchase agreement transactions to those parties deemed by the Fund's Investment Adviser to have satisfactory creditworthiness.

c.  FEDERAL INCOME TAXES:

The Fund complied with requirements of the Internal Revenue Code, qualifying as a regulated investment company. Therefore, the Fund is not subject to income tax, and no provision for such tax was made.

As of December 31, 1996, the Fund has a capital loss carryforward of $421,424, which will expire by December 31, 2004. No capital gain distribution shall be made until the capital loss carryforward has been fully utilized or expires.

d.  SECURITIES TRANSACTIONS:

Securities transactions are accounted for on the date the securities are purchased and sold (trade date). Realized gains and losses on securities transactions are determined on the basis of specific identification.

e.  INVESTMENT INCOME:

Dividend income is recorded on the ex-dividend date. Interest income is accrued and recorded daily.

f.  DISTRIBUTIONS TO SHAREHOLDERS:

Dividends to shareholders are recorded on the ex-dividend date.

THE DIVERSIFIED GROWTH FUND ANNUAL REPORT

g.  CAPITAL ACCOUNTS:

Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the portfolio.


NOTE 2  CAPITAL SHARES:

A.  TRANSACTIONS:

The Fund has authorized an unlimited number of shares of beneficial interest with no par value. Transactions in capital shares for the period ending from August 1, 1996 (Commencement of Operations), through December 31, 1996, was as follows:

8/1/96 - 12/31/96                                   SHARES              AMOUNT
-------------------------------------------------------------------------------
Shares sold                                      6,310,303       $  70,534,742
Shares reinvested                                        -                   -
-------------------------------------------------------------------------------
                                                 6,310,303          70,534,742

-------------------------------------------------------------------------------
Shares redeemed                                 (1,510,893)        (17,363,368)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Net increase                                     4,799,410         $53,171,374
-------------------------------------------------------------------------------


NOTE 3  TRANSACTIONS WITH AFFILIATES:

a.  ADVISORY FEES AND EXPENSE LIMITATION:

Under the terms of an advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays Robertson Stephens Investment Management, L.P. ("RSIM") an investment advisory fee and an administrative services fee calculated respectively at an annual rate of 1.00% and 0.25% of the average daily net assets of the Fund. For the period from August 1, 1996 (Commencement of Operations), through December 31, 1996, the Fund incurred investment advisory fees and administrative fees of $135,953 and $33,988, respectively. At December 31, 1996, the Adviser voluntarily agreed to waive $22,771 of its fees and other expenses.

RSIM may recoup waived or reimbursed operating expenses over the succeeding two years, subject to expense limitations then applicable to the Fund. No previous expense waivers or reimbursements of operating expenses were recouped by RSIM from the Fund during the period ended December 31, 1996.

b.  AFFILIATED PERSONS:

Certain officers and Trustees of the Fund are also members and/or officers of Robertson, Stephens & Company Group, L.L.C. ("RS Group"), the managing member of Robertson, Stephens & Company LLC (RS & Co.), the Fund's Distributor and RSIM, the Fund's Adviser. G. Randy Hecht, President, Chief Executive Officer and a Trustee of the Fund, is also a Director of RSIM, a Member of RS Group, and Chief Operating Officer of RS & Co. Terry R. Otton, Chief Financial Officer of the Fund, is a Member of RS Group and Chief Financial Officer of RS & Co. John P. Rohal, a Trustee of the Fund, is a Member of RS Group and Director of Research for RS & Co. Dana K. Welch, Secretary of the Fund, is a Member of RS Group and General Counsel of RS & Co. John L. Wallace, Portfolio Manager, is a Member of RS Group. All affiliated and access persons, as defined in the 1940 Act, follow strict guidelines and policies on personal trading as outlined in the Fund's Code of Ethics.

c.  COMPENSATION OF TRUSTEES AND OFFICERS:

Trustees and officers of the Fund who are affiliated persons receive no compensation from the Fund. Trustees of the Fund who are not interested persons of the Trust, as defined in the 1940 Act, collectively received compensation and reimbursement of expenses of $9,333 for the period from August 1, 1996 (Commencement of Operations), through December 31, 1996.

d.  DISTRIBUTION FEES:

The Fund has entered into an agreement with RS & Co. for distribution services and has adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act, which is reviewed and approved annually by the Fund's Board of Trustees. Under this Plan, RS & Co. is compensated for services in such capacity including its expenses in connection with the promotion and distribution of the Fund's shares. The distribution fee is calculated at an annual rate of 0.25% of the average daily net assets of the Fund. For the period from August 1, 1996 (Commencement of Operations), through December 31, 1996, the Fund incurred distribution fees of $33,988.

THE DIVERSIFIED GROWTH FUND ANNUAL REPORT

e.  BROKERAGE COMMISSIONS:

RSIM may direct orders for investment transactions to RS & Co. as broker-dealer, subject to Fund policies as stated in the prospectus, regulatory constraints, and the ability of RS & Co. to provide competitive prices and commission rates. All investment transactions in which RS & Co. acts as a broker may only be executed on an agency basis. Subject to certain constraints, the Fund may make purchases of securities from offerings or underwritings in which RS & Co. has been retained by the issuer. For the period from August 1, 1996 (Commencement of Operations), through December 31, 1996, the Fund paid brokerage commissions of $16,648 to RS & Co., which represented 13.3% of total commissions paid during the period.

NOTE 4 INVESTMENTS:

a.  TAX BASIS OF INVESTMENTS:

At December 31, 1996, the cost of investments and proceeds of securities sold short for federal income tax purposes was $51,602,102. Accumulated net unrealized appreciation on investments and securities sold short was $6,983,093, consisting of gross unrealized appreciation and depreciation of $8,042,220 and $(1,059,127), respectively.

b.  INVESTMENT PURCHASES AND SALES:

For the period from August 1, 1996 (Commencement of Operations), through December 31, 1996, the cost of investments purchased and the proceeds from investments sold (excluding securities sold short and short-term investments) were $71,393,463 and $21,117,523, respectively.

c.  SHORT SALES:

Short sales are transactions in which the Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to deliver to the buyer upon the short sale; the Fund then is obligated to replace the security borrowed by purchasing it in the open market at some later date. The Fund will incur a loss if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will typically realize a gain if the security declines in value between those dates. All short sales must be fully collateralized. The Fund maintains the collateral in a segregated account consisting of cash and/or U.S. government securities sufficient to collateralize its obligation on the short positions. The Fund may also sell short "against the box" (i.e., the Fund enters into a short sale as described above while holding an offsetting long position in the security which is sold short). If the Fund enters into a short sale against the box, it will hold an equivalent amount of the securities to cover its position while the short sale is outstanding. The Fund limits the value of short sale positions (excluding short sales against the box) to 25% of the Fund's total assets. At December 31, 1996, the Fund had 1.0% of its total assets in short positions. For the period from August 1, 1996 (Commencement of Operations), through December 31, 1996, the cost of investments purchased to cover short sales and proceeds from investments sold short were $3,859,347 and $5,317,465, respectively.

Included in the "Other Liabilities, Net" category in the Schedule of Investments are the following securities sold short where the Fund has purchased the underlying securities to effectively close out the short positions. Included in Receivable from Brokers for Securities Sold Short is $1,010,350 for these covered short positions. At December 31, 1996, the cost of the associated long positions and the unrealized appreciation on investments and securities sold short are $731,563 and $278,787. At December 31, 1996, the Fund chose not to complete the transactions which would have required delivery of the purchased securities to the lender. The Fund does not consider these boxed positions as investments.



SECURITY                                            SHARES               VALUE
-------------------------------------------------------------------------------
DSC Communications Corporation                      10,000          $  178,750

Premisys Communications, Inc,                        2,500              84,375

PRI Automation, Inc.                                12,500             568,750
--------------------------------------------------------------------------------
                                                                     $ 831,875
-------------------------------------------------------------------------------

d.  RESTRICTED SECURITIES:

A restricted security cannot be resold to the general public without prior registration under the Securities Act of 1933. If the security is subsequently registered and resold, the issuers would bear the expense of all registrations at no cost to the Fund. At December 31, 1996, the Fund held restricted securities with an aggregate value of $623,941, which represented 1.0% of the Fund's total assets. Restricted securities are valued according to the guidelines and procedures adopted by the Fund's Board of Trustees as outlined in
Note 1.a., paragraph 2.


                                  SHARES      COST   VALUE         ACQUISITION
SECURITY                            (000)     (000)   (000)               DATE
-------------------------------------------------------------------------------
InfoNow Corporation                  286       270     455            12/02/96
InfoNow Corporation,
1/2 Warrants                         286       130     169            12/02/96
-------------------------------------------------------------------------------
                                              $400    $624
-------------------------------------------------------------------------------

E.  OPTIONS AND WARRANTS:

Options and warrants normally entitle the holder to purchase a proportionate number of a particular class of the issuer's securities at a predetermined price during a specific period. The Glendale Federal Savings Bank Warrants are valued daily at the last sale price on the principal exchange or market on which they were traded, or, if there were no sales that day, at the mean between the closing bid and asked prices.


Options and warrants for which market quotations were not readily available were priced using the modified Black-Scholes Valuation Formula. The Black-Scholes Valuation Formula values an option or warrant by determining the differential between the exercise price of the option or warrant and the current price of the underlying stock based on a number of factors. These factors include, but are not limited to, current price of the underlying stock, exercise price of the option or warrant, time to expiration, assumed riskless rate of interest, compounded rate of return on the stock, and standard deviation of the return on the stock. This valuation method is subject to frequent review and is in accordance with the guidelines and procedures adopted by the Fund's Board of Trustees.

REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Trustees and Shareholders of The Robertson Stephens Diversified Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedules of investments and securities sold short, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Robertson Stephens Diversified Growth Fund (the "Fund") at December 31, 1996, the results of its operations and changes in its net assets and the financial highlights for the period from August 1, 1996 (Commencement of Operations), through December 31, 1996, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 1996, by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above.


/s/ Price Waterhouse LLP

Price Waterhouse LLP
San Francisco, California
February 7, 1997

THE DIVERSIFIED GROWTH FUND ANNUAL REPORT

ADMINISTRATION

OFFICERS AND TRUSTEES
G. Randy Hecht
     President, Chief Executive Officer

Terry R. Otton
     Chief Financial Officer

Dana K. Welch
     Secretary

Leonard B. Auerbach, Trustee
     President and Chairman of Auerbach Associates, Inc.

Daniel R. Cooney, Trustee
     Former Portfolio Manager of the
     Lord Abbett Developing Growth Fund

James K. Peterson, Trustee
     Former Director of the IBM Retirement Funds

John P. Rohal, Trustee
     Managing Director and Director of Research, Robertson, Stephens & Co.

INVESTMENT ADVISER
Robertson Stephens & Company Investment Management, L.P.
555 California Street, Suite 2600
San Francisco, CA 94104

DISTRIBUTOR
Robertson, Stephens & Company LLC
555 California Street, Suite 2600
San Francisco, CA 94104
1-800-766-3863

TRANSFER AGENT AND DISBURSING AGENT
State Street Bank & Trust Company
c/o National Financial Data Services
Kansas City, MO
1-800-272-6944

CUSTODIAN
State Street Bank & Trust Company
Boston, MA

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
San Francisco, CA

LEGAL COUNSEL
Ropes & Gray
Boston, MA

This report is submitted for the information of shareholders of The Robertson Stephens Diversified Growth Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Published February 28, 1997

Design: Broom & Broom, Inc., San Francisco
Photography: Jerry Orabona, Bill Zemanek


THE ROBERTSON STEPHENS MUTUAL FUNDS

In addition to THE DIVERSIFIED GROWTH
FUND, Robertson Stephens offers the following mutual funds:


THE CONTRARIAN FUND-TM-

A DEFENSIVE POSITION IN TODAY'S VOLATILE MARKET - Invests in attractively priced, growing companies worldwide that are out of favor or have not been discovered by institutional investors. Adheres to an independent, aggressive, and flexible investment strategy. Managed by Paul Stephens.

THE DEVELOPING COUNTRIES FUND
A PORTFOLIO OF GROWING COMPANIES IN EMERGING MARKETS - Invests primarily in publicly traded equities of developing countries, as well as in private placement emerging market equity securities. No load. Managed by Michael Hoffman.

THE EMERGING GROWTH FUND
SEEKING TO INVEST IN AMERICA'S MOST DYNAMIC, GROWTH-ORIENTED INDUSTRIES - Invests primarily in common stocks of emerging growth companies (predominantly technology, specialty retailing, and health care) with above-average growth potential. No load. Managed by Jim Callinan.

THE GLOBAL LOW-PRICED STOCK FUND
SEEKING OVERLOOKED AND UNDERVALUED COMPANIES - Invests in companies worldwide that are low-priced (stock prices no greater than $10 per share), have future growth potential, but are underappreciated or overlooked by other investors. No load. Managed by Hannah Sullivan.

THE GLOBAL NATURAL RESOURCES FUND
PRIMARILY FOCUSING ON ATTRACTIVE HARD ASSET COMPANIES - Invests in equities of companies engaged in the discovery, development, production, or distribution of natural resources, such as energy, metals, and forest products. No load. Managed by Andy Pilara, Jr.

THE GROWTH & INCOME FUND
SEEKING HIGH GROWTH WHILE ATTEMPTING TO MANAGE RISK - Invests primarily in small- and mid-cap company stocks, as well as convertible bonds and preferred stocks. No load. Managed by John Wallace.

THE INFORMATION AGE FUND-TM-
FOCUSING ON INVESTMENTS IN THE INFORMATION TECHNOLOGY SECTOR -
Invests in a wide range of technology companies with strong fundamentals, market advantage, and growth potential, including computer hardware and software, telecommunications, and multimedia. No load. Managed by Ron Elijah.

THE MICROCAP GROWTH FUND
FOCUSING ON COMPANIES WITH MARKET CAPS OF LESS THAN $250 MILLION - Invests primarily in "micro-cap" companies with the potential for long-term capital appreciation. No load. Managed by Dave Evans.

THE PARTNERS FUND
A SMALL-CAP FUND USING A VALUE METHODOLOGY - This methodology combines traditional Graham & Dodd balance sheet analysis and cash flow analysis. No load. Managed by Andy Pilara, Jr.

THE VALUE + GROWTH FUND
A GROWTH FUND FOR THE LONG-TERM INVESTOR - Invests primarily in growth companies with favorable price/earnings ratios in sectors with the potential for above-average growth. No load. Managed by Ron Elijah.

Please read the prospectus to learn about the Funds' objectives, investment policies, and the special risks associated with The Robertson Stephens Mutual Funds, including international investing, investing in smaller companies, investing in a more limited number of issuers and sectors or a particular sector, short selling, using options and futures, and investing in high-yielding, lower-quality debt securities.

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ROBERTSON, STEPHENS & COMPANY

BRINGING THE FUND MANAGER TO YOU

555 California Street, Suite 2600
San Francisco, California 94104



FUND NEWS & INFORMATION

ROBERTSON STEPHENS INVESTOR SERVICES

-    Knowledgeable mutualfund representatives.

-    Automated access to daily net asset values.

-    Portfolio managers' hotline, 24 hours a day.

1-800-766-3863

ROBERTSON STEPHENS
MUTUAL FUND E-MAIL

FUNDS@RSCO.COM

ROBERTSON STEPHENS
ON THE WEB

HTTP://WWW.RSIM.COM

ROBERTSON STEPHENS
ACCOUNTLINK

- Automated account information, 24 hours a day.

1-800-624-8025

FUND LISTINGS

The Robertson Stephens Diversified Growth Fund's computer quotation symbol is RSDGX.

The views expressed in this report were those of the Fund's portfolio manager as of the date specified, and may not reflect the views of the portfolio manager on the date they are first published or at any other time thereafter. RSIM and its affiliates may buy or sell investments at any time for the Fund, their other clients or for their own accounts, and may not necessarily do so in a manner consistent with the views expressed in this report. The prices at which they buy or sell investments may be affected favorably by the contents of this report or the timing of its publication. THE VIEWS EXPRESSED IN THIS REPORT ARE INTENDED TO ASSIST SHAREHOLDERS OF THE FUND IN UNDERSTANDING THEIR INVESTMENT IN THE FUND AND DO NOT CONSTITUTE INVESTMENT ADVICE; INVESTORS SHOULD CONSULT THEIR OWN INVESTMENT PROFESSIONALS AS TO THEIR INDIVIDUAL INVESTMENT PROGRAMS.